POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission during December 2012 or January 2013 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, senior debt securities, subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the United States Securities and Exchange Commission, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on December 11th, 2012.

/s/ George A. Alcorn
George A. Alcorn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission during December 2012 or January 2013 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, senior debt securities, subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the United States Securities and Exchange Commission, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on December 11, 2012.

/s/ Charles R. Crisp
Charles R. Crisp

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission during December 2012 or January 2013 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, senior debt securities, subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the United States Securities and Exchange Commission, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on December 11, 2012.

/s/ James C. Day
James C. Day

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission during December 2012 or January 2013 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, senior debt securities, subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the United States Securities and Exchange Commission, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on December 11, 2012.

/s/ H. Leighton Steward
H. Leighton Steward

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission during December 2012 or January 2013 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, senior debt securities, subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the United States Securities and Exchange Commission, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on December 11, 2012.

/s/ Donald F. Textor
Donald F. Textor

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission during December 2012 or January 2013 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, senior debt securities, subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the United States Securities and Exchange Commission, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on December 11, 2012.

/s/ Frank G. Wisner
Frank G. Wisner